UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2016

xG Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-187094	20-585-6795
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 S. Pineapple Avenue, Suite 701, Sarasota, FL	34236
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (941) 953-9035

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

IMT Asset Purchase Modification Agreement

As previously reported on Current Report to Form 8-K filed on February 3, 2016, on January 29, 2016, xG Technology, Inc. (the “Company”) completed the acquisition of certain assets and liabilities of Integrated Microwave Technologies, LLC, a Delaware limited liability company (“IMT”), pursuant to an asset purchase agreement by and between the Company and IMT, for a purchase price of $3,000,000, which was to be paid through: (i) a promissory note in the principal amount of $1,500,000, due March 31, 2016 (the “Initial Payment Note”); and (ii) a promissory note in the principal amount of $1,500,000 due July 29, 2017 (the “Deferred Payment Note,” and together with the Initial Payment Note, the “Payment Notes”).

On April 12, 2016, the Company and IMT entered into an Asset Purchase Modification Agreement (the “Asset Purchase Modification Agreement”), which terminated the Payment Notes, cancelling all principal due, or to become due thereunder and, in their stead, obligated the Company to: (i) upon execution of the Asset Purchase Modification Agreement, pay to IMT $500,000 plus any interest accumulated on the Payment Notes prior to their being cancelled; and (ii) prior to December 31, 2016, deliver to IMT Series D Preferred Shares having an aggregate value of cash proceeds of $2,500,000 (“Series D Shares”), plus interest accrued thereon at 9% per annum, with such Series D Preferred Shares to be issued in tranches of $250,000 (the “Tranches”). The first Tranche is due within ten business days of the execution of the Asset Purchase Modification Agreement, and subsequent Tranches are due upon notice from IMT that IMT disposed of the Series D Preferred Shares acquired by them in connection with the prior Tranche.

In connection with the Asset Purchase Modification Agreement, the Company agreed to register the shares underlying each Tranche with the U.S. Securities and Exchange Commission (the “Commission”) on a Registration Statement on Form S-1 or Form S-3, if available, within five (5) business days of the issuance of each Tranche.

The foregoing description of the terms of the Asset Purchase Modification Agreement is qualified in its entirety by reference to the provisions of the document filed as Exhibit 10.1 hereto, which is incorporated by reference herein.

$500,000 Securities Purchase Agreement

On April 15, 2016, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) pursuant to which the Company sold a principal amount of $550,000 of 5% Senior Secured Convertible Promissory Notes (the “5% Convertible Notes”) to accredited investors (each, a “Holder,” and collectively, the “Holders”) for an aggregate purchase price of $500,000.

In the event the Company effects a registered offering either utilizing Form S-1 or Form S-3 for gross proceeds of at least $2,000,000, the Holders shall have the right to convert their outstanding principal amount of notes into such registered offering

5% Convertible Notes

The 5% Convertible Notes will mature on the earlier of (i) January 15, 2017 or (ii) the closing of a public offering, for gross proceeds of at least $2,000,000 less any amounts converted or redeemed prior to the maturity date. The 5% Convertible Notes bear interest at a rate of 5% per annum. The 5% Convertible Notes are convertible at any time, in whole or in part, at the option of the Holders into shares of the Company’s common stock at a conversion price of $0.10 provided that on the earlier of (i) the effectiveness date of the Registration Statement or (ii) the six (6) month anniversary of Original Issue Date, the Conversion Price in effect on any Conversion Date shall be equal to the lower of (1) $0.10 or (2) 75% of the lowest VWAP in the prior ten (10) Trading Days; provided further that if the calculated Conversion Price is less than the $0.10 (the “Floor Price”), the Conversion Price shall be equal to the Floor Price, subject to adjustment for stock dividends, stock splits, combination or similar events.

In the event the 5% Convertible Notes mature due to the closing of a public offering, then the Company shall make payment to the Holders of an amount in cash equal to the sum of the then outstanding principal amount of the 5% Convertible Notes and interest multiplied by 130%.

Security Agreement

As collateral for all of the Company’s obligations under the Securities Purchase Agreement and related documents executed in connection therewith, the Company granted the Holders a first priority security interest in all of the Company’s assets pursuant to the terms of the Security Agreement entered into between the Company and the Holders dated April 15, 2016 (the “Security Agreement”).

Registration Rights Agreement

In connection with the sale of the 5% Convertible Notes, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Holders, pursuant to which the Company agreed to file with the Commission a Registration Statement on Form S-1, or Form S-3, by no later than April 22nd if the Registration Statement is on Form S-1, or April 29th if the Registration Statement is on Form S-3 (the “Filing Date”), relating to the resale by the Holders of all (or such other number as the Commission will permit) of the shares underlying the 5% Convertible Notes (the “Registration Statement”).

If the Registration Statement is not filed by the Filing Date, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of 0.5% multiplied by the aggregate subscription amount paid by such Holder pursuant to the Securities Purchase Agreement.

The foregoing descriptions of the terms of the Securities Purchase Agreement, 5% Convertible Notes, Security Agreement, and Registration Rights Agreement are qualified in their entirety by reference to the provisions of the documents filed as exhibits 10.2, 4.1, 10.3, and 10.4, respectively, hereto, which are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 hereof is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth in Item 1.01 hereof is incorporated herein by reference.

The Company issued the 5% Convertible Notes in reliance upon the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D promulgated thereunder.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

4.1	Form of 5% Senior Secured Convertible Promissory Notes.
10.1	Asset Purchase Agreement, dated as of April 15, 2016.
10.2	Securities Purchase Agreement, dated as of April 15, 2016.
10.3	Security Agreement, dated as of April 15, 2016.
10.4	Registration Rights Agreement, dated as of April 15, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 18, 2016		xG TECHNOLOGY, INC.

	By:	/s/ Roger Branton
Name: Roger Branton Title: Chief Financial Officer